Investments (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure Of Significant Investments In Associates [Abstract]
Summary of Associate Accounted for Using the Equity Method

The table below illustrates the summarized financial information of the Group’s investment in Farfetch Finance Limited (“the associate”). The Group holds 25% of issued capital of the associate. The principal activity of the associate is the provision of trade finance and it is incorporated in England & Wales. The associate is accounted for using the equity method.

Share of associates net assets
At December 31, 2016	23
Share of profit after tax	35
At December 31, 2017	58
Share of profit after tax	28
At December 31, 2018	86